UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	abrdn Japan Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1. Reports to Stockholders.

abrdn Japan Equity Fund, Inc. (JEQ)
Annual Report
October 31, 2023
abrdn.com

Managed Distribution Policy  (unaudited)

The Board of Directors (the "Board") of the abrdn Japan Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of
1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
The distributions for the fiscal year ended October 31, 2023 consisted of 13% net investment income and 87% tax return of capital.
In January 2024, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2023 calendar year.

abrdn Japan Equity Fund, Inc.

Stockholder Letter  (unaudited)

Dear Stockholder,
We present the Annual Report, which covers the activities of abrdn Japan Equity Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2023. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).
Total Investment Return1
For the fiscal year ended October 31, 2023, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	8.10%
Market Price[2]	3.09%
TOPIX (Net Total Return)[4]	17.13%
For more information about Fund performance, please visit the Fund on the web at www.abrdnjeq.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2023	$6.05	$5.07	-16.20%
10/31/2022	$6.02	$5.29	-12.13%
During the fiscal year ended October 31, 2023, the Fund’s NAV traded within a range of $5.91 to $7.17 and the Fund’s market price traded within a range of $5.07 to $6.27. During the fiscal year ended October 31, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of -10.34% to -18.43%.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average daily NAV for the previous three months as of the month-end prior to declaration. The Board has determined that the annualized rate for the 2023 calendar year will be 6.5%. The Fund’s distribution policy (the “Distribution Policy”) is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Distribution Policy will be subject to regular review by the Board. Previously, the Fund’s policy was to pay a single annual distribution. On December 12, 2023 the Board approved the continuation of the annualized rate of 6.5% effective with the March 2024 payment date.
On November 9, 2023, the Fund announced that it will pay on January 10, 2024, a stock distribution of US $0.10 per share to all shareholders of record as of November 22, 2023. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Stockholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The TOPIX (Net Total Return) Index is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Net Total Return Index is calculated net of withholding taxes to which the Fund is generally subject. The TOPIX Net Total Return Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Index is shown in USD$ terms. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Japan Equity Fund, Inc.	1

Stockholder Letter  (unaudited)  (concluded)

The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.
Loan Facility and Use of Leverage
The Fund is permitted to borrow for investment purposes as permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets. On December 15, 2020, the Fund entered into a prime brokerage agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on a committed basis. Interest on the BNPP PB is charged on amounts borrowed at a variable rate. The Fund’s outstanding balance as of October 31, 2023 was 1,520,000,000 Japanese Yen ($10,036,647) or 10.8% of the Fund's managed assets. See Notes to Financial Statements Note 7 for further information.
Discount Management Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and, if shares are repurchased, management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of October 31 of the prior year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a stockholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to stockholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Japan Equity Fund, Inc.

Report of the Investment Manager  (unaudited)

Market review
The Japanese stock market, as measured by the Tokyo Stock Price Index ("TOPIX"), had a significant increase over the 12-month period. In Japanese yen terms, the increase was in the double digits. However, in U.S. dollar terms, the increase was smaller due to the depreciation of the yen.
Annual consumer inflation in Japan was low for most of 2022. But in December 2022, it reached a high level of 4.0%, the highest rate since 1981. This increase was caused by two main factors: the yen became weaker, making imports more expensive, and rising energy costs.
The Bank of Japan ("BoJ") had less inflation pressure compared to other major central banks. As a result, the BoJ kept its key interest rate at -0.1% and the target for the 10-year government bond yield at around 0% over the period. Kazuo Ueda, the new BoJ Governor, took over from Governor Haruhiko Kuroda in April 2023. Ueda emphasized his dedication to an ultra-loose monetary policy1. However, the central bank also decided to make its yield curve control policy more flexible during its July meeting.
Share prices rose towards the end of the period due to strong company results and increased focus on shareholder returns by Japanese companies.
Fund Performance
The abrdn Japan Equity Fund ("the Fund") returned 8.10% on a net asset value2 basis for the 12-month period ended October 31, 2023, compared to the 17.13% return of its benchmark, the TOPIX (Net Total Return). The unlevered NAV generated a return, after fees and expenses, of 7.4% for the 12-month reporting period ending October 31, 2023, demonstrating that the leverage added an incremental 0.7% to fund performance over that timeframe.
The Fund's focus is to invest in quality. It looks for strong businesses with good management teams and a track record of success. It also considers their awareness of shareholders' rights. Because of this focus, we have found areas in the market that made gains. However, these gains were not as strong as the broader market's return. With the backdrop of persistent inflation, sharp rises in interest rates across the world, and the resulting weakness of the yen, macroeconomics factors dictated returns, more so than company fundamentals. This counters to our process of performing deep, fundamental analysis of companies. Some of the Fund's holdings performed well in the environment though we did not hold enough of these stocks. We continue to believe that our process of identifying companies with long-term advantages, relative to their peers, will put the Fund in good stead. While it is unclear when the market’s focus will shift, we believe the fundamentals of the Fund’s holdings remain sound, even amid a challenging macroeconomic environment. We remain optimistic on the outlook for the Fund's holdings.
Our underweight positions in financials, particularly in the banking sector, and our lack of investments in Japan's trading companies in the industrials sector proved to be costly. The Fund holds MUFJ Financial Group, a megabank in Japan, that we believe will benefit from the normalization of Japan's monetary policy. The management team has clearly explained how they plan to make the bank's assets more efficient. They will return excess capital to shareholders. Compared to the benchmark, which includes banks with weaker track records and many regional banks, we expect these banks to have worse prospects. Our analysis shows that over 80% of trading companies' earnings growth in the past year came from the weakness of the yen. These companies have also had better returns thanks to share buybacks and rising commodity prices in the last year.
The stocks that cost us the most were Olympus, a medical equipment manufacturer; Misumi Group, a machinery component manufacturer; and Welcia Holdings, a drugstore operator. Olympus is the world's top manufacturer of gastrointestinal endoscopes. Recently, the company has focused on medical devices. In the last year, the company's stock price fell because of higher costs to improve quality assurance and regulatory affairs. This is due to a voluntary initiative to address warning letters from the U.S. Food and Drug Administration and stricter regulations. Misumi Group's shares fell because of concerns about reduced spending in China and Japan. Welcia's shares fell because of slower sales growth at its drugstores after COVID and higher expenses from wage pressures and upfront promotional costs for a new loyalty program. We still own shares in these three companies.
The Fund benefited from its holdings in the technology sector, especially in companies that deal with semiconductors. One company that benefited from the interest in artificial intelligence is Advantest, which makes devices for testing semiconductors. NVIDIA, a chip manufacturer, is one of Advantest's biggest customers. Shin-Etsu Chemical, a leading manufacturer of semiconductor wafers, saw its stock rise due to expectations that the end demand for these wafers is rising. Ajinomoto, a company that makes a key part for high-performance semiconductors, also saw its stock go up. Alongside its chemical and food business, Ajinomoto produces this key part. Hitachi, an industrial conglomerate, has restructured itself over the years. The company now focus on areas such as electrical grid investments and information technology services. Hitachi's order book has seen strong growth, which is why the company's stock rose.

{foots1}
1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	A key measure of the value of a company, fund, or trust is the total value of assets less liabilities, divided by the number of shares.
abrdn Japan Equity Fund, Inc.	3

Report of the Investment Manager  (unaudited)  (concluded)

The Fund had higher turnover than usual. We sold several holdings due to concern about businesses in a post-pandemic environment. These holdings include Takara Bio, NEC Networks, and As One. We also sold some stocks due to concern of a weaker global economy, especially in China. These stocks include Yamaha Corp., Nabtesco, and Fanuc. While the fundamentals for these businesses remain intact, we believed their earnings and valuations were too high. Meanwhile, we initiated positions in several new holdings. These include Hitachi and Fuji Electric, a company that makes power electronics, like semiconductors for cars and energy-saving systems. We also bought Ricoh, which makes office equipment, and Kao, which makes consumer products. Both of these companies are going through restructuring that we believe will make them more focused and profitable in the medium term.
The Fund has a policy of paying a quarterly distribution. The quarterly distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy over the reporting period. During the 12-month period ended October 31, 2023, the distributions comprised ordinary income, and a return of capital.
Outlook
Global economic growth is moderating, as major central banks retain their tight monetary policy stance amid continued concerns of inflation. This comes alongside a more pronounced economic slowdown in China. In contrast, Japan’s central bank has mostly retained its ultra-loose monetary policy. Japan's economy seems strong because of higher exports and a weaker yen. However, there is concern among policymakers of still-fragile domestic conditions.
The Fund's focus is to seek to invest in quality assets. The Adviser looks for strong businesses with good management teams and a track record of success. It also considers their awareness of shareholders'
rights. Because of this focus, the Fund has found areas in the market that performed well. However, this performance was not as strong as the broader market's return on a relative basis. With the backdrop of persistent inflation, sharp rises in interest rates across the world, and the resulting weakness of the yen, macro-economic factors dictated returns more so than company fundamentals. These headwinds run counter to our process of performing deep, fundamental analysis of companies. Some of the Fund's holdings performed well in this environment though we did not hold enough of these investments.  We continue to believe that our process of identifying companies with long-term advantages relative to their peers will put the Fund in good stead. Since the fiscal year end, investor focus has finally begun to shift from macro-economic factors to company fundamentals and this has been reflected in improved relative performance for the Fund which is encouraging. We remain optimistic on the outlook for the Fund's holdings.
Risk Considerations
Past performance is not an indication of future results.
Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Japan region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.
abrdn Asia Limited

4	abrdn Japan Equity Fund, Inc.

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund total return compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2023.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.10%	-6.12%	1.15%	3.65%
Market Price	3.09%	-6.15%	0.75%	2.86%
TOPIX (Net Total Return)	17.13%	1.56%	2.50%	4.00%
Performance of a $10,000 Investment (as of October 31, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnjeq.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2023 was 1.29%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2023 was 1.27%. The net operating expenses net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2023 was 1.18%.
abrdn Japan Equity Fund, Inc.	5

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of October 31, 2023

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors compared to the Fund's benchmark.
Sectors*
Industrials	23.3%
Information Technology	19.2%
Consumer Discretionary	18.8%
Financials	15.6%
Consumer Staples	11.7%
Health Care	9.2%
Materials	6.2%
Communication Services	3.4%
Real Estate	2.9%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(10.4%)
100.0%

*	As of October 31, 2023, the benchmark sector allocation was: Industrials (23.9%), Information Technology (12.5%), Consumer Discretionary (18.6%), Financials (12.8%), Consumer Statples (7.1%), Health Care (7.5%), Materials (5.9%), Communication Services (2.1%) and Real Estate (0.0%).
The following were the Fund’s top ten holdings as of October 31, 2023 compared to the Fund's benchmark:
Top Ten Holdings**
Toyota Motor Corp.	6.6%
Mitsubishi UFJ Financial Group, Inc.	6.2%
Tokio Marine Holdings, Inc.	4.8%
Hitachi Ltd.	4.5%
Sony Group Corp.	4.5%
Asahi Group Holdings Ltd.	3.3%
Keyence Corp.	3.1%
Tokyo Electron Ltd.	2.9%
Pan Pacific International Holdings Corp.	2.8%
Ajinomoto Co., Inc.	2.6%

**	As of October 31, 2023, the benchmark top ten holdings allocation was: Toyota Motor Corp (4.4%), Mitsubishi UFJ Financial Group, Inc. (2.4%), Tokio Marine Holdings, Inc. (1.0%), Hitachi Ltd. (1.5%), Sony Group Corp. (2.7%), Asahi Group Holdings Ltd. (0.4%), Keyence Corp. (1.8%), Tokyo Electron Ltd. (1.3%), Pan Pacific International Holdings Corp. (0.2%) and Ajinomoto Co., Inc. (0.4%).

6	abrdn Japan Equity Fund, Inc.

Portfolio of Investments
As of October 31, 2023

	Shares	Value
COMMON STOCKS—110.3%
JAPAN—110.3%
Communication Services—3.4%
Internet Initiative Japan, Inc.	82,400	$ 1,331,468
KDDI Corp.(a)	48,200	1,441,890
		2,773,358
Consumer Discretionary—18.8%
Denso Corp.	120,400	1,777,866
Koito Manufacturing Co. Ltd.	25,500	382,060
Nitori Holdings Co. Ltd.	4,600	498,156
Pan Pacific International Holdings Corp.	121,500	2,352,951
Shoei Co. Ltd.	33,900	451,675
Sony Group Corp.(a)	44,900	3,732,934
Suzuki Motor Corp.	23,800	923,726
Toyota Motor Corp.(a)	315,300	5,515,776
		15,635,144
Consumer Staples—11.7%
Ajinomoto Co., Inc.	60,000	2,191,360
Asahi Group Holdings Ltd.(a)	76,000	2,748,950
Kao Corp.	31,200	1,138,297
Milbon Co. Ltd.	17,500	462,643
Seven & i Holdings Co. Ltd.	33,700	1,234,724
Shiseido Co. Ltd.	14,400	456,703
Suntory Beverage & Food Ltd.	32,500	978,024
Welcia Holdings Co. Ltd.	30,000	497,274
		9,707,975
Financials—15.6%
Hachijuni Bank, Ltd. (The)	254,800	1,451,118
Japan Exchange Group, Inc.	24,000	474,595
Mitsubishi UFJ Financial Group, Inc.	612,700	5,140,031
Tokio Marine Holdings, Inc.(a)	180,400	4,035,948
Tokyo Century Corp.(a)	48,700	1,876,348
		12,978,040
Health Care—9.2%
Asahi Intecc Co. Ltd.	25,000	420,065
Astellas Pharma, Inc.	118,400	1,497,745
Chugai Pharmaceutical Co. Ltd.(a)	42,700	1,266,335
Daiichi Sankyo Co. Ltd.	68,600	1,768,796
Hoya Corp.(a)	11,900	1,145,596
Jeol Ltd.	41,300	1,166,037
Olympus Corp.	30,000	400,661
		7,665,235
Industrials—23.3%
AGC, Inc.	41,000	1,394,782
Amada Co. Ltd.(a)	179,900	1,745,112
ANA Holdings, Inc.(b)	57,000	1,119,016
Daikin Industries Ltd.(a)	9,300	1,340,864
Daiseki Co. Ltd.	17,200	475,021
Fuji Electric Co. Ltd.	45,400	1,728,587
Hitachi Ltd.	59,300	3,758,824
Makita Corp.(a)	36,400	940,825
MISUMI Group, Inc.(a)	43,300	655,504
Shares		Value

Open Up Group, Inc.	90,300	$ 1,120,069
Recruit Holdings Co. Ltd.(a)	32,600	934,730
SHO-BOND Holdings Co. Ltd.	19,700	775,846
SMC Corp.	2,400	1,108,231
Takasago Thermal Engineering Co. Ltd.	61,400	1,212,318
Takuma Co. Ltd.	48,800	473,441
TechnoPro Holdings, Inc.	27,900	552,722
		19,335,892
Information Technology—19.2%
Advantest Corp.(a)	37,600	968,524
Elecom Co. Ltd.	40,600	460,348
Ibiden Co. Ltd.	42,500	1,812,049
Kaga Electronics Co. Ltd.	29,900	1,196,461
Keyence Corp.(a)	6,600	2,554,982
Kohoku Kogyo Co. Ltd.	17,800	565,438
NEC Corp.	32,400	1,560,079
Nomura Research Institute Ltd.	63,600	1,669,496
Otsuka Corp.	23,700	950,242
Ricoh Co. Ltd.	113,300	918,309
Sansan, Inc.(b)	54,100	429,897
Tokyo Electron Ltd.	18,200	2,404,905
Zuken, Inc.	19,600	489,766
		15,980,496
Materials—6.2%
Kansai Paint Co. Ltd.(a)	75,900	1,110,774
Nippon Paint Holdings Co. Ltd.	281,600	1,893,227
Shin-Etsu Chemical Co. Ltd.(a)	72,600	2,170,984
		5,174,985
Real Estate—2.9%
JSB Co. Ltd.	29,800	454,646
Tokyu Fudosan Holdings Corp.(a)	339,500	1,978,036
		2,432,682
Total Japan		91,683,807
Total Common Stocks		91,683,807
SHORT-TERM INVESTMENT—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(c)	48,645	48,645
Total Short-Term Investment		48,645
Total Investments (Cost $95,506,333)(d)—110.4%		91,732,452
Liabilities in Excess of Other Assets—(10.4%)		(8,638,815)
Net Assets—100.0%		$83,093,637

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

abrdn Japan Equity Fund, Inc.	7

Statement of Assets and Liabilities
As of October 31, 2023

Assets
Investments, at value (cost $95,457,688)	$ 91,683,807
Short-term investments, at value (cost $48,645)	48,645
Foreign currency, at value (cost $373,609)	373,289
Receivable for investments sold	443,281
Interest and dividends receivable	656,415
Tax reclaim receivable	39,786
Prepaid expenses and other assets	25,033
Total assets	93,270,256
Liabilities
Line of credit payable (Note 7)	10,036,647
Investment management fees payable (Note 3)	27,985
Interest payable on line of credit	8,354
Administration fees payable (Note 3)	5,747
Investor relations fees payable (Note 3)	3,770
Other accrued expenses	94,116
Total liabilities	10,176,619

Net Assets	$83,093,637
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 137,267
Paid-in capital in excess of par	92,299,506
Accumulated loss	(9,343,136)
Net Assets	$83,093,637
Net asset value per share based on 13,726,696 shares issued and outstanding	$6.05

See Notes to Financial Statements.
8	abrdn Japan Equity Fund, Inc.

Statement of Operations
For the Year Ended October 31, 2023

Net Investment Income
Investment Income:
Dividends and other income (net of foreign withholding taxes of $194,916)	$ 1,759,042
Total investment income	1,759,042
Expenses:
Investment management fee (Note 3)	339,693
Directors' fees and expenses	164,013
Legal fees and expenses	137,570
Administration fee (Note 3)	71,119
Independent auditors’ fees and expenses	62,610
Investor relations fees and expenses (Note 3)	57,696
Transfer agent’s fees and expenses	53,429
Custodian’s fees and expenses	38,916
Insurance expense	36,242
Reports to shareholders and proxy solicitation	31,268
NYSE listing fee	26,239
Miscellaneous	41,945
Total operating expenses, excluding interest expense	1,060,740
Interest expense	85,952
Total operating expenses before reimbursed/waived expenses	1,146,692
Less: Investor relations fee waiver (Note 3)	(13,246)
Net expenses	1,133,446

Net Investment Income	625,596
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(8,446,641)
Foreign currency transactions	10,780
(8,435,861)
Net change in unrealized appreciation/(depreciation) on:
Investments	13,725,555
Foreign currency translation	210,148
13,935,703
Net realized and unrealized gain from investments and foreign currencies	5,499,842
Change in Net Assets Resulting from Operations	$6,125,438

See Notes to Financial Statements.
abrdn Japan Equity Fund, Inc.	9

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$625,596	$859,414
Net realized loss from investments and foreign currency transactions	(8,435,861)	(1,453,144)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	13,935,703	(43,812,462)
Net increase/(decrease) in net assets resulting from operations	6,125,438	(44,406,192)
Distributions to Shareholders From:
Distributable earnings	(747,188)	(13,275,407)
Return of capital	(4,820,782)	(4,971,817)
Net decrease in net assets from distributions	(5,567,970)	(18,247,224)
Issuance of 220,903 and 97,257 shares of common stock, respectively due to stock distribution	1,237,848	527,002
Change in net assets	1,795,316	(62,126,414)
Net Assets:
Beginning of year	81,298,321	143,424,735
End of year	$83,093,637	$81,298,321

See Notes to Financial Statements.
10	abrdn Japan Equity Fund, Inc.

Statement of Cash Flows
For the Year Ended  October 31, 2023

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 6,125,438
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(53,269,142)
Investments sold and principal repayments	56,570,654
Increase in short-term investments, excluding foreign government	(14,083)
Increase in cash due to broker	(91,023)
Increase in interest, dividends and other receivables	(27,804)
Increase in prepaid expenses	(10,633)
Increase in interest payable on bank loan	84
Increase in accrued investment management fees payable	628
Increase in other accrued expenses	18,057
Net change in unrealized appreciation of investments	(13,725,555)
Net change in unrealized appreciation on foreign currency translations	(210,148)
Net realized loss on investments transactions	8,446,641
Net cash provided by operating activities	3,813,114
Cash flows from financing activities:
Distributions paid to shareholders	(5,567,970)
Proceeds from reinvestment of dividends	1,237,848
Net cash used in financing activities	(4,330,122)
Effect of exchange rate on cash	5,161
Net change in cash	(511,847)
Unrestricted and restricted cash and foreign currency, beginning of year	885,136
Unrestricted and restricted cash and foreign currency, end of year	$373,289
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$85,868

See Notes to Financial Statements.
abrdn Japan Equity Fund, Inc.	11

Financial Highlights

	For the Fiscal Years Ended October 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$6.02	$10.70	$9.80	$8.97	$8.66
Net investment income	0.05	0.06	0.08	0.06	0.06
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.41	(3.37)	1.25	1.03	0.90
Total from investment operations	0.46	(3.31)	1.33	1.09	0.96
Distributions from:
Net investment income	(0.06)	(0.12)	(0.06)	(0.07)	(0.07)
Net realized gains	–	(0.87)	(0.37)	(0.19)	(0.58)
Return of capital	(0.35)	(0.37)	–	–	–
Total distributions	(0.41)	(1.36)	(0.43)	(0.26)	(0.65)
Capital Share Transactions:
Impact of Stock Distribution (Note 5)	(0.02)	(0.01)	–	–	–
Net asset value, end of year	$6.05	$6.02	$10.70	$9.80	$8.97
Market price, end of year	$5.07	$5.29	$9.27	$8.22	$7.53
Total Investment Return Based on(b):
Market price	3.09%	(31.92%)	17.78%	12.75%	11.42%
Net asset value	8.10%	(32.88%)	14.03%	12.84%	13.41%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$83,094	$81,298	$143,425	$131.5	$120.3
Average net assets applicable to common shareholders (000 omitted)	$88,898	$104,074	$142,960	$119,625	$110,175
Net operating expenses, net of fee waivers/recoupments	1.27%	1.08%	0.83%	0.85%	0.94%
Net operating expenses, excluding fee waivers	1.29%	1.08%	–	–	–
Net operating expenses, net of fee waivers and excluding interest expense	1.18%	0.99%	0.76%	–	–
Net Investment income	0.70%	0.83%	0.76%	0.63%	0.71%
Portfolio turnover	54%	38%	45%	34%	42%
Line of credit payable outstanding (000 omitted)	$10,037	$10,226	$13,330	$–	$–
Asset coverage ratio on line of credit payable at year end(c)	928%	895%	1,176%	–	–
Asset coverage per $1,000 on line of credit payable at year end	$9,279	$8,950	$11,759	$–	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
12	abrdn Japan Equity Fund, Inc.

Notes to Financial Statements
October 31, 2023

1.  Organization
abrdn Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its original name "The Japan Equity Fund, Inc." and commenced operations on July 24, 1992.  It is registered with the Securities and Exchange Commission (the "SEC") as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A

abrdn Japan Equity Fund, Inc.	13

Notes to Financial Statements  (continued)
October 31, 2023

security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$–	$91,683,807	$–	$91,683,807
Short-Term Investment	48,645	–	–	48,645
Total Investments	$48,645	$91,683,807	$–	$91,732,452
Total Investment Assets	$48,645	$91,683,807	$–	$91,732,452
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2023, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.
b.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

14	abrdn Japan Equity Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2023

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
c.  Rights Issues and Warrants:
Rights issues give the right, normally to existing stockholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
d.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis.
e.  Distributions:
The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
f.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
g.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have

abrdn Japan Equity Fund, Inc.	15

Notes to Financial Statements  (continued)
October 31, 2023

unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
abrdn Asia Limited serves as the Fund's investment manager with respect to all investments. The Investment Manager is an indirect wholly-owned subsidiary of abrdn plc. In rendering advisory services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Investment Manager.
Pursuant to the Management Agreement, the Investment Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Investment Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the fiscal year ended October 31, 2023, the Fund paid the Investment Manager $339,693. In addition, the Fund has agreed to reimburse the Investment Manager for all out-of-pocket expenses related to the Fund. For the fiscal year ended October 31, 2023, no such expenses were paid to the Investment Manager.
b.  Fund Administration:
abrdn Inc., an affiliate of the Investment Manager, serves as the Fund's administrator, pursuant to an agreement with amended fee schedule under which abrdn Inc. receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund's average weekly net assets. During the fiscal year ended October 31, 2023, abrdn Inc. earned $71,119 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by the Investment Manager or its affiliates as part of an Investor Relations Program.
Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
During the fiscal year ended October 31, 2023, the Fund incurred investor relations fees of approximately $57,696. For the fiscal year ended October 31, 2023, abrdn Inc. bore $13,246 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2023, were $53,261,527 and $56,591,102, respectively.
5.  Capital
The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of October 31, 2023, there were 13,726,696 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the fiscal year ended October 31, 2023.
Payment Date	Shares Issued
01/11/2023	46,148
03/31/2023	48,049
06/30/2023	56,354
09/30/2023	70,352
6.  Discount Management Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of October 31 of the prior year.

16	abrdn Japan Equity Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2023

For the fiscal year ended October 31, 2023, the Fund did not repurchase any shares through this program.
7.  Line of Credit
The Fund has entered into a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). The maximum commitment amount is $20,000,000. Interest on the BNPP PB is charged on amounts borrowed at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) or the MUTKCALM plus a spread. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility.
The Fund's outstanding balance as of October 31, 2023 was 1,520,000,000 JPY ($10,036,647). During the fiscal year ended October 31, 2023 the average borrowing by the Fund was 1,520,000,000 JPY with an average weighted interest rate on borrowings of 0.78%.  Interest expense related to the line of credit for the fiscal year ended October 31, 2023, was $85,952.
8.  Portfolio Investment Risks
a.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
b.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in Japan, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
c.  Foreign Currency Exposure Risk – Japan:
Substantially all of the Fund’s assets are invested in Japanese Equities. In addition, a portion of the Fund’s Temporary Investments may be in yen-denominated debt securities. Substantially all income received by the Fund is in yen. However, the Fund’s net asset value is reported, and distributions from the Fund are made, in U.S. dollars. Therefore, the Fund’s reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund computes its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between the date of receipt and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions.
d.  Foreign Securities Risk - Japan:
Investments in foreign securities that are traded on foreign markets, including Japanese securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the risks related to the nature of the markets for Japanese Equities, political and economic risks with respect to Japan, fluctuations in the rate of exchange between currencies and costs associated with currency conversion, and Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities.
e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
f.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.
g.  Management Risk:
The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser, and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

abrdn Japan Equity Fund, Inc.	17

Notes to Financial Statements  (continued)
October 31, 2023

h.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
i.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
j.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
k.  Passive Foreign Investment Company Tax Risk:
Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges  described above in some instances.
l.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of the Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government

18	abrdn Japan Equity Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2023

spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
m.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
n.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized depreciation as of October 31, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$96,315,069	$4,837,637	$(9,420,254)	$(4,582,617)
The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 was as follows:
	October 31, 2023	October 31, 2022
Distributions paid from:
Ordinary Income	$747,188	$1,570,024
Net long-term capital gains	-	11,705,383
Return of Capital	4,820,782	4,971,817
Total tax character of distributions	$5,567,970	$18,247,224
Amounts listed as “–” are $0 or round to $0.
abrdn Japan Equity Fund, Inc.	19

Notes to Financial Statements  (concluded)
October 31, 2023

As of October 31, 2023, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Capital loss carryforward	$(9,140,925)*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	(202,211)**
Total accumulated earnings/(losses) – net	$(9,343,136)
Amounts listed as “–” are $0 or round to $0.
*	On October 31, 2023, the Fund had a net capital loss carryforward of $(9,140,925) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$1,273,694	Unlimited (Short—Term)
7,867,231	Unlimited (Long—Term)
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of wash sales.
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2023, other than as noted below.
On November 9, 2023, the Fund announced that it will pay on January 10, 2024, a stock distribution of US $0.10 per share to all shareholders of record as of November 22, 2023.

20	abrdn Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Directors
abrdn Japan Equity Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Japan Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 28, 2023
abrdn Japan Equity Fund, Inc.	21

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Qualified Dividend Income 100.00%
The above amounts are based on the best available information at this time. In early 2024, the Fund will notify applicable shareholders of final amounts for use in preparing 2023 U.S. federal income tax forms.
22	abrdn Japan Equity Fund, Inc.

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 25, 2023. Effective May 25, 2023, Mr. P. Gerald Malone resigned as a Director from the Board of Directors. Effective June 6, 2023, William Maher was appointed to the Board of Directors of the Fund as a Class III Director. The description of the proposal and number of shares voted at the meeting are as follows:
To re-elect one Class III Director to the Board of Directors to serve until the 2026 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified:
	Votes For	Votes Against	Votes Abstained
Anthony S. Clark	10,805,706	750,117	39,292
Board of Directors’ Consideration of the Investment Management Agreement
The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment management agreement (the “Investment Management Agreement”) between the abrdn Japan Equity Fund, Inc. (the “Fund”) and abrdn Asia Limited (the “Investment Manager” or “abrdn”) require that the Investment Management Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who have no direct or indirect interest in the Investment Management Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).
At a regularly scheduled quarterly meeting held on June 12, 2023 (the “Quarterly Meeting”), the Board voted unanimously to renew the Investment Management Agreement between the Fund and the Investment Manager. In considering whether to approve the continuation of the Fund’s Investment Management Agreement, the Board members received and reviewed a variety of information provided by the Investment Manager relating to the Fund, the Investment Management Agreement and the Investment Manager, including information regarding the nature, extent and quality of services provided by the Investment Manager under the Investment Management Agreement, comparative performance, fee and expense information of a peer group of funds (the “Peer Group”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 7, 2023 (together with the in-person Quarterly Meeting held on June 12, 2023, the “Meetings”) to review the materials provided and the relevant legal considerations.
The materials provided to the Board generally included, among other items: (i) information regarding the Fund’s expenses and advisory fees, including information comparing the Fund’s expenses to the Peer Group and information about applicable fee breakpoints and expense limitations; (ii) information regarding the profitability of the Investment Management Agreement to the Investment Manager; (iii) information on the investment performance of the Fund and the performance of the Peer Group and the Fund’s performance benchmark; (iv) a report prepared by the Investment Manager in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of the Independent Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment management arrangements under the 1940 Act and Maryland law.
In addition, the Board, including the Independent Directors, also considered other matters such as: (i) the Investment Manager’s investment personnel and operations, (ii) the Investment Manager’s financial condition and stability, (iii) the resources devoted by the Investment Manager to the Fund, (iv) the Fund’s investment objective and strategy, (v) the Investment Manager’s record of compliance with the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) possible conflicts of interest, and (vii) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services.  Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.
The Board also noted that in addition to the materials provided by the Investment Manager in connection with the Board’s consideration of the renewal of the Investment Management Agreement at the Meetings, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund’s investment performance and information relating to the services provided by the Investment Manager.
The Independent Directors were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Investment Management Agreement. In determining whether to approve the continuation of the Investment Management Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Investment Management Agreement include the factors listed below.
abrdn Japan Equity Fund, Inc.	23

Supplemental Information (Unaudited)  (continued)

The costs of the services provided and profits realized by the Investment Manager and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board considered the management fee structure, including that management fees for the Fund were based on the Fund’s average weekly net assets rather than total managed assets. The Board received and took into account information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Group. Management noted that due to the unique strategy and structure of the Fund, abrdn did not have any closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar investment vehicles advised by the Investment Manager against which to compare the Fund’s management fees, the Investment Manager provided information for other abrdn products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s management fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by ISS.
Investment performance of the Fund and the Investment Manager. The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return to comparable investment companies. The Board also received and considered performance information compiled by ISS as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).
In addition, the Board received and reviewed information regarding the Fund’s total return on a net and gross basis and relative to the Fund’s benchmark and the Fund’s share performance and premium/discount information. The Board also received and considered information about the Fund’s total return against the Morningstar Group average and against other comparable abrdn-managed funds. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. Additionally, the Board took into account information about the Fund’s discount/premium ranking relative to its Peer Group and management’s discussion of the Fund’s performance. The Board also considered the Investment Manager’s performance generally, the responsiveness of the Investment Manager to Director concerns about performance and the willingness of the Investment Manager to take steps intended to improve performance. The Board concluded that overall Fund performance supported continuation of the Investment Management Agreement.
The nature, extent and quality of the services provided to the Fund under the Investment Management Agreement. The Directors also considered the nature, extent and quality of the services provided by the Investment Manager to the Fund and the resources dedicated to the Fund by the Investment Manager and its affiliates. Among other things, the Board reviewed the background and experience of the Investment Manager’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Investment Manager and the Investment Manager’s ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational structures. The Board considered the Investment Manager’s risk management processes. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Investment Manager’s compliance policies and procedures and considered the Investment Manager’s brokerage policies and practices. The Directors also took into account the Investment Manager’s investment experience and considered information regarding the Investment Manager’s compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Investment Manager. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between the Fund and the Investment Manager. The Board based its determination on various factors, including how the Fund’s management fees compared relative to the Peer Group at higher asset levels and that the Fund’s management fee schedule provided breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increases, as applicable.
The Board also considered other factors, which included but were not limited to the following:
•	the nature, quality, cost and extent of administrative services and investor relations services performed by abrdn Inc. (“AI”), an affiliate of the Investment Manager, under separate agreements covering administrative services and investor relations services.
•	whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Investment Manager.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
24	abrdn Japan Equity Fund, Inc.

Supplemental Information (Unaudited)  (concluded)

•	so-called “fallout benefits” to the Investment Manager or AI, such as the benefits of research made available to the Investment Manager or AI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that renewal of the Investment Management Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Directors, including the Independent Directors, voting separately, approved the Fund’s Investment Management Agreement additional one-year period.
abrdn Japan Equity Fund, Inc.	25

Additional Information Regarding the Fund (Unaudited)

Recent Changes
The following information is a summary of certain changes during the fiscal year ended October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by stockholders, (ii) no material changes to the Fund’s principal risks, and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by stockholders.
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Effective September 1, 2023, Adrian Lim left abrdn and retired from the investment management industry.
Investment Objectives, Strategies and Policies
The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”). There is no assurance that the Fund will achieve its investment objective. The investment objective is not fundamental and may be changed by the Board of Directors without stockholders approval.
The Fund seeks to achieve its investment objective by investing substantially all of its assets, but under normal circumstances at least 80% of its assets, in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan.
The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies.
In seeking to achieve the Fund’s investment objective, the Investment Manager invests in quality companies and is an active, engaged owner. The Investment Manager evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Investment Manager seeks to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence and proprietary tools, the Investment Manager seeks to identify companies whose quality is not yet fully recognized by the market. The Investment Manager may sell security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
There is no limit on the percentage of the Fund’s assets that may be invested in any one industry or sector, but under the investment strategy of the Investment Manager the Fund would not expect more than 25% to be invested in any one industry under normal circumstances.
The Fund’s policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan is a non-fundamental policy. The Fund will provide stockholders with at least 60 days prior notice of any change to this non-fundamental policy.
Temporary Investments. Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, for purposes of settlement, meeting expenses, paying dividends or other cash management purposes, or if the Fund’s Investment Manager believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including the following short-term instruments:
•	obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),
•	bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. banks and foreign banks denominated in any currency,
•	short-term floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,
•	obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor’s Rating Group or P-2 by Moody’s Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Manager, and
•	shares of money market funds that are authorized to invest in short-term instruments described above.
The use of temporary investments prevents the Fund from fully pursuing its investment objective.
Leverage. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund’s total assets over the longer term. Depending on market conditions, the Fund may borrow more or

26	abrdn Japan Equity Fund, Inc.

Additional Information Regarding the Fund (Unaudited)   (continued)

less than 10%-15% of the Fund’s total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder). The Fund intends to use leverage through borrowing from a credit facility. The Fund also would be permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.
Leverage involves certain additional risks, which are described under “Risk Factors-Leverage Risk” further below.
Risk Factors
Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund’s common stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund’s common stock and special considerations with respect to the Offer and with respect to an investment in the Fund.
ISSUER RISK
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
EQUITIES SECURITIES RISK
Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer's business, financial condition or prospects, and may fall to zero in the event of the issuer's bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which the Fund invests will be maintained.
Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.
MANAGEMENT RISK
The Fund’s ability to achieve its investment objective is directly related to the Investment Manager’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Investment Manager will continue to

abrdn Japan Equity Fund, Inc.	27

Additional Information Regarding the Fund (Unaudited)   (continued)

be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund’s ability to realize its investment objective.
RISKS ASSOCIATED WITH JAPAN
The Fund invests primarily in Japanese equities consisting of equity securities traded on the First Section of the TSE, or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan (“Japanese Equities”). Investing in Japanese Equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (1) risks related to the nature of the markets for Japanese Equities, including risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (2) political and economic risks with respect to Japan, including the possible imposition of, or changes in, currency exchange laws or other Japanese laws or restrictions applicable to investments in Japanese Equities; (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (4) Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities. Moreover, as issuers of the Fund’s portfolio securities generally will not be subject to the reporting requirements of the SEC, there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.
The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as a large government debt burden, an aging population, and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. Japan’s international trade impacts Japan’s economic growth, and adverse economic conditions in the United States or other trading partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, and social instability in those countries.
EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS
Substantially all of the Fund’s assets are invested in Japanese Equities. In addition, a portion of the Fund’s Temporary Investments may be in yen-denominated debt securities. Substantially all income received by the Fund is in yen. However, the Fund’s net asset value is reported, and distributions from the Fund are made, in U.S. dollars. Therefore, the Fund’s reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund computes its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between the date of receipt and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions.
Such liquidations, if required, may adversely affect the Fund. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is required to distribute 90% of its investment company taxable income to its stockholders each year in order to maintain its qualification as a regulated investment company for U.S. tax purposes. The Fund is permitted to borrow money to pay dividends required to be distributed in order to maintain its tax qualification status.
The Investment Manager may hedge yen risks in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute “derivatives” transactions.
There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully.
GEOGRAPHIC FOCUS RISK
The Fund’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Fund’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
SECTOR RISK
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology

28	abrdn Japan Equity Fund, Inc.

Additional Information Regarding the Fund (Unaudited)   (continued)

companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
INTEREST EXPENSE AND LEVERAGE RISK
The Fund may borrow money as permitted by the 1940 Act, including for investment purposes (referred to as "leverage"). Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Currently, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including Japan. Financial markets have experienced extreme volatility and severe losses. To the extent that the Fund uses leverage during a period of market decline, any losses experienced by the Fund would be exacerbated. During a time of improving value in securities the Fund holds, leverage could enhance Fund returns.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If an event of default under a loan facility occurs, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.
CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION
The Fund’s Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.
UNREGISTERED PORTFOLIO SECURITIES
Portfolio securities held by the Fund are not registered with the SEC, and the issuers of these securities are not subject to the SEC’s reporting requirements. The Japanese Equities held in the Fund’s portfolio are, however, registered in accordance with Japanese securities laws.
Nevertheless, there may be less publicly available information about issuers of the Fund’s portfolio securities than about U.S. companies, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements similar to those of U.S. companies. Japanese accounting, financial and other reporting standards are, in certain respects, more limited than U.S. standards. Under Japanese practice, certain material disclosures may not be made and less information is available to persons investing in Japan than in the United States.
OPERATING EXPENSES
The operating expense ratio of the Fund is expected to be higher than that of funds investing predominantly in the securities of U.S. issuers since certain expenses of the Fund (such as custodial and communication costs) will be higher. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense

abrdn Japan Equity Fund, Inc.	29

Additional Information Regarding the Fund (Unaudited)   (continued)

ratio for the Fund than for investment companies invested only in the United States.
NET ASSET VALUE DISCOUNT
As with any stock, the price of the Fund’s shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether the Fund’s common stock will trade at, above or below net asset value. Since its initial public offering in July 1992, the Fund’s sommon stock has traded at times at either a discount or a premium to its net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.
FOREIGN CUSTODY
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
MARKET EVENTS RISK
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
CONFLICTS OF INTEREST RISK
The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser (or Subadviser) believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser (or Subadviser) has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser (or Subadviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser (or Subadviser) that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Adviser or the Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of

30	abrdn Japan Equity Fund, Inc.

Additional Information Regarding the Fund (Unaudited)   (continued)

establishing a performance record for the strategy. The management by the Adviser and the Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser's and Subadviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Subadviser have adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund's affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.The Adviser (or Subadviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Subadveriser) for other clients, and the Adviser (or Subadviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Subadviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.
Fundamental Investment Restrictions
The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
The Fund is not permitted to:
(1)   Purchase securities on margin, except as set forth in paragraph (3) below.
(2)   Make short sales of securities or maintain a short position in any security.
(3)   Borrow money or issue senior securities, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder.
(4)   Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.
(5)   Make loans, except through the purchase of debt securities consistent with its investment objective and policies.
(6)   Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.
(7)   Make any investment for the purpose of exercising control or management.
 Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of the line of credit as of October 31, 2023 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities

abrdn Japan Equity Fund, Inc.	31

Additional Information Regarding the Fund (Unaudited)   (concluded)

under the 1940 Act, such as covered reverse repurchase agreements, covered credit default swaps or other derivative instruments, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(11.3%)	(5.7%)	(0.0%)	5.5%	11.1%
Based on estimated indebtedness of $10,036,647(representing approximately 10.78% of the Fund’s Managed Assets as of October 31, 2023), and a weighted annual interest rate of 0.80% (effective interest rate as of October 31, 2023 on the line of credit), the Fund’s investment portfolio at fair value would have to produce an annual return of approximately 0.09% to cover annual interest payments on the estimated debt.
Common Share total return is composed of two elements – the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Investment Manager's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

32	abrdn Japan Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Japan Equity Fund, Inc.	33

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

34	abrdn Japan Equity Fund, Inc.

Management of the Fund  (Unaudited)
As of October 31, 2023

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Investment Manager are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Members
Stephen Bird c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class II Director	Term expires 2025; Director since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	15 Registrants consisting of 33 Portfolios	None.
abrdn Japan Equity Fund, Inc.	35

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Chair of Board of Directors, Class I Director	Term expires 2024: Director since 2014, Chair since 2017	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Asia-Pacific Income Fund Inc, abrdn Global Income Fund Inc and abrdn Australia Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	5 Registrants consisting of 23 Portfolios	None.
Anthony S. Clark c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Class III Director	Term expires in 2026; Director since 2015	Mr. Clark has been the Managing Member of Innovation Capital Management LLC, a registered investment adviser, since January 2016. Previously, Mr. Clark was Chief Investment Officer of the Pennsylvania State Employees’ Retirement System, Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation, and Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute. Mr. Clark is a Chartered Financial Analyst (CFA).	1 Registrant consisting of 1 Portfolio	Director of The Taiwan Fund, Inc. since 2017
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class III Director	Term expires 2026; Director since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
36	abrdn Japan Equity Fund, Inc.

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2023

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2014	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2012	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2012	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2012	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
abrdn Japan Equity Fund, Inc.	37

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Kwok Chern - Yeh** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2022	Currently, Deputy Head of Equities - Asia Pacific & Head of Equities - Japan.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	Vice President	Since 2012	Currently, Head of Closed End Funds & Managing Director - Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are appointed annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
38	abrdn Japan Equity Fund, Inc.

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Corporate Information

Directors
Radhika Ajmera, Chair
Stephen Bird
Anthony Clark
C. William Maher
Investment Manager
abrdn Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.abrdnjeq.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

JEQ-ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2023, abrdn Japan Equity Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Anthony Clark, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Clark as the Audit Committee’s financial expert. Mr. Clark is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2023	$57,000	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2022	$54,790	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2023	$0	$0	$1,171,994	$1,171,994
October 31, 2022	$0	$0	$1,108,929	$1,108,929

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2023, the Audit Committee members were:

Radhika Ajmera

Anthony Clark

P. Gerald Malone

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asian Equities team. The Asian Equities team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Flavia Cheong Head of Equities – Asia Pacific	Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining abrdn in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. She graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA® charterholder.
Jerry Goh Investment Manager – Asia Equities	Jerry Goh is an Investment Manager on the Asian equities team at abrdn. Jerry is primarily involved in engaging companies on environment, social, and governance (ESG) issues, integrating the analysis into the investment process and helping regional teams (Asia Pacific including Japan) better assess ESG related risks. He is part of the Asia Responsible Investing pod, which oversees the day-to-day running of the Asian SDG Equity Fund, and is a member of the GEM Responsible Investing pod. He leads and manages the Indonesia Equity fund. He co-manages the style agnostic Asia Pacific ex Japan Equity Fund. He is also part of the Japan portfolio construction team where he leads on ESG engagement efforts and integrates ESG analysis into portfolio construction decisions. Apart from portfolio management, he is also the lead sector analyst for Asia Communications Services and Diversified Financials sector. Jerry is active in the Asia ESG scene and has appeared in several industry conferences to discuss about the future of ESG in the region. Jerry joined the company in 2015 as a Graduate Analyst on rotation. Jerry graduated with a Bachelor of Business Administration (Accountancy) with a major in Finance from NUS, and is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
Chern-Yeh Kwok Deputy Head of Equities - Asia Pacific ＆ Head of Equities - Japan	Chern-Yeh Kwok is the Deputy Head of Asia Pacific Equities and the Head of Equities - Japan. He is based in Singapore. Chern-Yeh joined the company in 2005 from MSCI Barra where he was an equity research analyst. He has been involved in Japanese equity strategies since 2011, and was previously based in Tokyo from 2011 until 2021. Chern-Yeh holds a BA in Journalism from the University of Missouri - Columbia and holds an MSc in Finance from the London Business School.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2023.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Flavia Cheong[1]	Registered Investment Companies	4	$740.29	0	$0
	Pooled Investment Vehicles	52	$15,701.53	0	$0
	Other Accounts	40	$11,560.43	0	$0
Jerry Goh[1]	Registered Investment Companies	4	$740.29	0	$0
	Pooled Investment Vehicles	52	$15,701.53	0	$0
	Other Accounts	40	$11,560.43	0	$0
Chern-Yeh Kwok[1]	Registered Investment Companies	4	$740.29	0	$0
	Pooled Investment Vehicles	52	$15,701.53	0	$0
	Other Accounts	40	$11,560.43	0	$0

1 Includes accounts managed by the Asia-Pacific Equities Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2023
Flavia Cheong	None
Jerry Goh	None
Chern-Yeh Kwok	None

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

(e)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibit (e)(1) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Japan Equity Fund, Inc.

Date: January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Japan Equity Fund, Inc.

Date: January 8, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of abrdn Japan Equity Fund, Inc.

Date: January 8, 2024